Exhibit 99.2

In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), this report includes certain financial measures computed using non-GAAP components as defined by the Securities and Exchange Commission. We have included certain non-GAAP financial measures in this exhibit, including, for example, EBITDA, Adjusted EBITDA and Combined EBITDA. Our management believes these non-GAAP financial measures provide useful information about our operating performance. However, these measures should not be considered as alternatives to net income or cash flows from operating activities as indicators of operating performance or liquidity. EBITDA, Adjusted EBITDA and Combined EBITDA are not recognized terms under GAAP. EBITDA, Adjusted EBITDA and Combined EBITDA have important limitations as analytical tools and should not be viewed in isolation and do not purport to be alternatives to net income as indicators of operating performance or cash flows from operating activities as measures of liquidity. EBITDA, Adjusted EBITDA and Combined EBITDA exclude some, but not all, items that affect net income, and these measures may vary among companies.

EBITDA is defined as income from continuing operations before interest, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non-operating expense, stock-based compensation and other items impacting the comparability of results. Combined EBITDA is defined as Adjusted EBITDA, less the amounts Anixter International would have incurred to support the Power Solutions business. EBITDA, Adjusted EBITDA and Combined EBITDA are presented because we believe they are useful indicators of our performance and our ability to meet debt service requirements. They are not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. EBITDA, Adjusted EBITDA and Combined EBITDA are not necessarily comparable to similarly titled measures used by other companies. The following tables present a reconciliation of EBITDA, Adjusted EBITDA and Combined EBITDA with net income from continuing operations for Anixter, Power Solutions and the Pro Forma Combined businesses.

ANIXTER INTERNATIONAL INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
FOR THE TWELVE MONTHS ENDED JULY 3, 2015

	Pro Forma Combined
	Fiscal Year Ended January 2, 2015	Six Months Ended July 4, 2014	Six Months Ended July 3, 2015	Twelve Months Ended July 3, 2015

(In millions)
Net income from continuing operations	$175.4	$86.1	$62.0	$151.3
Interest expense	84.5	41.2	41.9	85.2
Income taxes	91.9	36.6	37.0	92.3
Depreciation	27.2	13.2	13.7	27.7
Amortization of intangible assets	43.3	21.7	20.5	42.1
EBITDA	$422.3	$198.8	$175.1	$398.6

Foreign exchange and other non-operating expense	16.3	12.1	7.4	11.6
Stock-based compensation	15.5	7.2	8.1	16.4
Restructuring charge	1.2	1.2	5.3	5.3
Write-off of capitalized software	—	—	3.1	3.1
Venezuelan customer bad debt expense	—	—	2.6	2.6
Dilapidation provision	—	—	1.7	1.7
Acquisition and integration costs	7.2	—	—	7.2
Pension divestiture costs	—	—	0.4	0.4
Employee related and corporate allocation adjustments	10.6	4.4	5.6	11.8
Compensation related	(0.4)	(0.3)	0.1	—
Non-cash charges	0.1	0.8	—	(0.7)
Adjusted EBITDA	$472.8	$224.2	$209.4	$458.0

Incremental costs	(4.7)	(2.4)	(2.4)	(4.7)
Combined EBITDA	$468.1	$221.8	$207.0	$453.3

ANIXTER INTERNATIONAL INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
FOR THE SIX MONTHS ENDED JULY 3, 2015

	Six Months Ended July 3, 2015	Six Months Ended August 2, 2015				Six Months Ended July 3, 2015
	Anixter International Inc. Adjusted (a)	Power Solutions		Pro Forma Adjustments for Power Solutions		Pro Forma Combined

(In millions)
Net income from continuing operations	$56.0	$20.6	(b)	$(14.6)	(c)	$62.0
Interest expense (income)	26.9	(0.1)		15.1		41.9
Income taxes	33.4	3.3		0.3		37.0
Depreciation	10.4	3.3		—		13.7
Amortization of intangible assets	10.3	10.0		0.2		20.5
EBITDA	$137.0	$37.1		$1.0		$175.1

Foreign exchange and other non-operating expense (income)	7.5	(0.1)		—		7.4
Stock-based compensation	6.9	1.2		—		8.1
Restructuring charge	5.3	—		—		5.3
Write-off of capitalized software	3.1	—		—		3.1
Venezuelan customer bad debt expense	2.6	—		—		2.6
Dilapidation provision	1.7	—		—		1.7
Acquisition and integration costs	1.0	—		(1.0)		—
Pension divestiture costs	0.4	—		—		0.4
Employee related and corporate allocation adjustments (d)	—	5.6		—		5.6
Compensation related (e)	—	0.1		—		0.1
Adjusted EBITDA	$165.5	$43.9		$—		$209.4

Incremental costs (f)	—	(2.4)		—		(2.4)
Combined EBITDA	$165.5	$41.5		$—		$207.0

(a) As reported in our SEC Form 10-Q filing for the quarter ended July 3, 2015.
(b) As reported in Exhibit 99.4 included herein.
(c) As reported in Exhibit 99.3 included herein.
(d) Represents non-recurring employee related cost adjustments such as bonus and severance, as well as corporate allocations.
(e) Primarily represents a true-up bonus expense to actual amounts paid.
(f) Represents estimated incremental costs expected to be incurred by Anixter to support the Power Solutions business.

ANIXTER INTERNATIONAL INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
FOR THE SIX MONTHS ENDED JULY 4, 2014

	Six Months Ended July 4, 2014			Six Months Ended August 3, 2014				Six Months Ended July 4, 2014
	Anixter International Inc. (a)	Tri-Ed (b)	Anixter International Inc. Adjusted	Power Solutions		Pro Forma Adjustments for Power Solutions		Pro Forma Combined

(In millions)
Net income from continuing operations	$82.2	$1.4	$83.6	$17.4	(c)	$(14.9)	(d)	$86.1
Interest expense (income)	19.1	7.2	26.3	(0.2)		15.1		41.2
Income taxes	34.3	0.8	35.1	3.1		(1.6)		36.6
Depreciation	9.5	0.4	9.9	3.3		—		13.2
Amortization of intangible assets	3.3	7.2	10.5	9.8		1.4		21.7
EBITDA	$148.4	$17.0	$165.4	$33.4		$—		$198.8

Foreign exchange and other non-operating expense	11.6	0.4	12.0	0.1		—		12.1
Stock-based compensation	6.0	—	6.0	1.2		—		7.2
Restructuring charge	—	—	—	1.2		—		1.2
Employee related and corporate allocation adjustments (e)	—	—	—	4.4		—		4.4
Compensation related (f)	—	—	—	(0.3)		—		(0.3)
Non-cash charges (g)	—	—	—	0.8		—		0.8
Adjusted EBITDA	$166.0	$17.4	$183.4	$40.8		$—		$224.2

Incremental costs (h)	—	—	—	(2.4)		—		(2.4)
Combined EBITDA	$166.0	$17.4	$183.4	$38.4		$—		$221.8

(a) As reported in our SEC Form 10-Q filing for the quarter ended July 3, 2015.
(b) To reflect the results of operations of the Tri-Ed business from the beginning of fiscal year 2014.
(c) As reported in Exhibit 99.4 included herein.
(d) As reported in Exhibit 99.3 included herein.
(e) Represents non-recurring employee related cost adjustments such as bonus and severance, as well as corporate allocations.
(f) Primarily represents a true-up bonus expense to actual amounts paid.
(g) Primarily represents removing the results of a small business divested and a reversal of excess reserves recorded in prior periods for inventory subsequently sold.
(h) Represents estimated incremental costs expected to be incurred by Anixter to support the Power Solutions business.

ANIXTER INTERNATIONAL INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
FOR FISCAL YEAR 2014

	Fiscal Year Ended January 2, 2015					Fiscal Year Ended February 1, 2015
	Anixter International Inc. (a)	Fasteners (b)	As Adjusted	Tri-Ed (c)	Anixter International Inc. Adjusted	Power Solutions (d)	Pro Forma Adjustments for Power Solutions		Pro Forma Combined

(In millions)
Net income from continuing operations	$194.8	$(31.4)	$163.4	$6.5	$169.9	$35.6	$(30.1)	(e)	$175.4
Interest expense (income)	48.1	(3.6)	44.5	10.1	54.6	(0.3)	30.2		84.5
Income taxes	100.0	(13.8)	86.2	2.3	88.5	6.4	(3.0)		91.9
Depreciation	24.0	(4.0)	20.0	0.6	20.6	6.6	—		27.2
Amortization of intangible assets	11.7	(1.1)	10.6	10.2	20.8	19.6	2.9		43.3
EBITDA	$378.6	$(53.9)	$324.7	$29.7	$354.4	$67.9	$—		$422.3

Foreign exchange and other non-operating expense (income)	18.0	(2.0)	16.0	0.4	16.4	(0.1)	—		16.3
Stock-based compensation	13.8	(1.2)	12.6	—	12.6	2.9	—		15.5
Restructuring charge	—	—	—	—	—	1.2	—		1.2
Acquisition and integration costs	8.3	(1.1)	7.2	—	7.2	—	—		7.2
Employee related and corporate allocation adjustments (f)	—	—	—	—	—	10.6	—		10.6
Compensation related (g)	—	—	—	—	—	(0.4)	—		(0.4)
Non-cash charges (h)	—	—	—	—	—	0.1	—		0.1
Adjusted EBITDA	$418.7	$(58.2)	$360.5	$30.1	$390.6	$82.2	$—		$472.8

Incremental costs (i)	—	—	—	—	—	(4.7)	—		(4.7)
Combined EBITDA	$418.7	$(58.2)	$360.5	$30.1	$390.6	$77.5	$—		$468.1

(a) As reported in our SEC Form 10-K for fiscal year 2014.
(b) To reflect the sale of the Anixter's Fasteners business as disclosed in the our SEC Form 8-K filed on June 3, 2015.
(c) To reflect the results of operations of the Tri-Ed business from the beginning of fiscal year 2014 through the date of acquisition of September 17, 2014.
(d) Power Solutions net income and components of EBITDA as reported in Exhibit 99.5 in our SEC Form 8-K filed on August 4, 2015.
(e) As reported in Exhibit 99.3 included herein.
(f) Represents non-recurring employee related cost adjustments such as bonus and severance, as well as corporate allocations.
(g) Primarily represents a true-up bonus expense to actual amounts paid.
(h) Primarily represents removing the results of a small business divested and a reversal of excess reserves recorded in prior periods for inventory subsequently sold.
(i) Represents estimated incremental costs expected to be incurred by Anixter to support the Power Solutions business.